UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2005 (September 6, 2005)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Definitive Material Agreement.

On September 6, 2005, National Penn Bancshares, Inc. (“NPB”) and Nittany Financial Corporation (“NFC”) entered into an Agreement (the “Agreement”), which provides for the merger of NFC with and into NPB, with NPB surviving the merger (the “Merger”). At the discretion of NPB, the Merger may be followed by the merger of NFC’s banking subsidiary, Nittany Bank, with and into NPB’s banking subsidiary, National Penn Bank, with National Penn Bank surviving any such merger as a wholly-owned subsidiary of NPB, after which Nittany Bank would retain its name and operate as a division of National Penn Bank.

The Agreement provides for the exchange of 1.58 shares of NPB common stock (1.975 shares following the completion of an NPB 5 for 4 stock split, in the form of a 25% dividend, declared by NPB on August 24, 2005, effective September 9, 2005 and to be distributed on September 30, 2005, referred to hereafter as the “NPB Stock Split”) or $42.43 in cash. NFC shareholders may elect to receive cash, NPB common stock or a combination of both for their NFC shares. Additionally, the elections of NFC shareholders are further subject to equitable allocation procedures that are intended to result in the exchange of 30% of the NFC shares for cash, and the remaining 70% for shares of NPB common stock. As of the date of the Agreement, there are 2,270,442 shares of NFC common stock outstanding.

The Agreement also provides for the following exchange ratio adjustments:

•
If the NPB Market Value (defined as the average of the closing sale price of a share of NPB common stock, as reported on Nasdaq, as published in The Wall Street Journal, for the ten (10) trading days prior to the trading day before the NFC shareholders meeting) is in the range of $23.73 to $25.31, then the exchange ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $40.00 (the dollar amounts $23.73 and $25.31 shall be adjusted to $18.98 and $20.25, respectively, upon completion of the NPB Stock Split).

•
If the NPB Market Value is in the range of $22.00 to $23.72, then the Exchange Ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $38.00 (the dollar amounts $22.00 and $23.72 shall be adjusted to $17.60 and $18.97, respectively, upon completion of the NPB Stock Split).

•
If the NPB Market Value is less than $22.00, then the Exchange Ratio shall be adjusted to that number which, when multiplied by $22.00 equals $38.00 (the dollar amount $22.00 shall be adjusted to $17.60, upon completion of the NPB Stock Split).

•
If the NPB Market Value is more than $27.85, then the Exchange Ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $44.00 (the dollar amount $27.85 shall be adjusted to $22.28, upon completion of the NPB Stock Split).

Should the NPB Market Value decline to less than $22.00 (the dollar amount $22.00 to be adjusted to $17.60 following the completion of the NPB Stock Split), either party may terminate the Agreement within three business day period following the trading day preceding the NFC shareholders meeting.

The Agreement also provides for the issuance of stock options for NPB common stock in substitution for stock options for NFC common stock, such options to reflect the adjusted exchange ratio and otherwise to be on the same terms and conditions as the NFC options. There are options outstanding for 90,909 additional shares of NFC common stock.

The Merger is intended to be a tax-free exchange for NFC shareholders to the extent they receive shares of NPB common stock. NPB and NFC anticipate that closing of the Merger will occur in the first quarter of 2006.

If and when NPB and NFC’s banking subsidiaries are merged, (1) NFC’s directors as of the effective date of the Merger will be appointed to the new Nittany Bank Division’s board of directors; (2) NPB shall appoint one or two NPB representatives to serve on that board; and(3) NFC President and CEO, David Richards, will become President of the Nittany Bank Division.

The Merger is subject to a number of conditions, including approval by the Board of Governors of the Federal Reserve System and the Department of Banking of the Commonwealth of Pennsylvania and approval by the shareholders of NFC.  All directors, certain executive officers and greater-than-five percent shareholders of NFC (collectively holding approximately 40% percent of the outstanding shares of NFC common stock) have agreed (in letter agreements signed with NPB) to vote in favor of the Merger. The Merger does not require the approval of NPB’s shareholders.

The Agreement provides for NFC immediately to pay NPB a cash fee of $4,750,000 if NFC fails to complete the Merger after the occurrence of one of the following events, if NPB is not in material breach of the Agreement:

•
If the Board of Directors of NFC concludes, in good faith after consultation with its legal and financial advisors, that it must agree to or endorse another acquisition proposal and terminate the Agreement in order to comply with its fiduciary duties.

•
If a person or group (as those terms are defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than NPB or an affiliate of NPB acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of the then outstanding shares of NFC common stock; or enters into an agreement, letter of intent or memorandum of understanding with NFC pursuant to which such person or group or any affiliate of such person or group would:

(1) merge or consolidate, or enter into any similar transaction, with NFC;

(2) acquire all or substantially all of the assets or liabilities of NFC; or

(3) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 15% or more of the then outstanding shares of NFC common stock; or

•	If NFC authorizes, recommends or publicly proposes, or publicly announces an intention to authorize, recommend or propose, such an agreement, letter of intent or memorandum of understanding.

•	If the NFC shareholders vote but fail to approve the Merger at the NFC shareholders meeting, or the NFC shareholders meeting is cancelled, if prior to the shareholder vote or cancellation,

(1) the NFC Board of Directors shall have withdrawn or modified its recommendation that NFC shareholders approve the Agreement, or

(2) there has been an announcement by a person or group (as those terms are defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than NPB or an Affiliate of NPB, of an offer or proposal to acquire 10% or more of the NFC Common Stock then outstanding, or to acquire, merge, or consolidate with NFC, or to purchase all or substantially all of NFC's assets, or

(3) any one or more directors or officers of NFC or other persons who have signed a Letter Agreement, acting jointly or severally, and who, individually or in the aggregate, beneficially own one percent (1%) or more of the NFC common stock shall have failed to maintain continued ownership of the shares of NFC common stock over which he, she or they exercise sole or shared voting power (as identified on his, her or their signed Letter Agreements), as required by such signed Letter Agreements, or

(4) any director or officer of NFC or other person who has signed a Letter Agreement shall have failed to vote at the NFC shareholders meeting, the shares of NFC common stock over which he or she exercises sole or shared voting power (as identified in his or her signed Letter Agreement), as required by such signed Letter Agreement.

Also in connection with the Merger, five members of NFC’s executive management team have entered into new employment agreements, dated September 6, 2005, with NPB and its banking subsidiary, which agreements will only become effective upon the effective time of the Merger. Under these new employment agreements, each of the five individuals will be entitled to an increase in base salary over his or her base salary currently in effect, as well as participation generally in NPB’s bonus and other benefit plans and programs.

The foregoing description of the Agreement and the related letter agreements does not purport to be complete and is qualified in its entirety by reference to the Agreement and the form of letter agreement, which are filed herein as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.

The Merger is expected to be non-dilutive to NPB’s earnings per share by the end of the first year of combined operations, and accretive to NPB’s earnings in the second year.

Cautionary Statement Regarding Forward-Looking Information
This Form 8-K contains forward-looking information about NPB and the combined operations of NPB and NFC after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' "project," "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.

NPB’s businesses and operations, as well as the combined business and operations of NPB and NFC following the completion of the transactions described in the release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:

•	Revenues following the Merger may be lower than expected, or deposit attrition, operating costs, customer losses or business disruption following the Merger may be greater than expected.

•	Expected costs savings from the Merger, including reductions in interest and non-interest expense, may not be fully realized or realized within the expected time-frame.

•	Commercial loans growth following the Merger may be lower than expected.

•	Competitive pressures among banking and non-banking organizations may increase significantly.

•	Costs, difficulties or delays related to the integration of the businesses or systems of NPB and NFC may be greater or longer than expected.

•	Changes in the interest rate environment may reduce interest margins.

•
General economic or business conditions, either nationally or in the region in which the combined company will be doing business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit.

•
Legislation or regulatory changes, including, without limitation, changes in laws and regulations on competition, industry consolidation and development of competing financial products and services, may adversely affect the businesses in which the combined company would be engaged.

•	Changes and volatility may occur in the securities markets.

•	Changes in current or future market conditions may render the combined company’s business strategy ineffective.

•
The combined company may fail to achieve Merger-related synergies, as well as experience technology and integration issues and potential difficulties in establishing and maintaining operations in new markets.

The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in NPB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as well as in the materials to be filed with the Securities and Exchange Commission. See “Additional Information” below. NPB makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. NPB cautions readers not to place undue reliance on these statements.

Additional Information

NPB intends to file a registration statement on Form S-4 in connection with the transaction, and NFC intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of NFC are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about NPB, NFC, and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from NPB or NFC. You may direct such a request to either of the following persons:

Sandra L. Spayd	David Z. Richards Jr.
Corporate Secretary	President and CEO
National Penn Bancshares, Inc.	Nittany Financial Corporation
Philadelphia and Reading Avenues	116 East College Ave
Boyertown, PA 19512	State College, PA 16801
(610) 369-6202	(814) 238-5724

NPB, NFC and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of NFC in favor of the transaction. Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.

In addition to the registration statement on Form S-4 to be filed by NPB in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of NFC in connection with the transaction, each of NPB and NFC file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by NPB and NFC with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from NPB or NFC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Section 8 — Other Events

Item 8.01. Other Events.

On September 7, 2005, National Penn Bancshares, Inc. issued a press release concerning its proposed acquisition of Nittany Financial Corporation (discussed at Item 1.01 hereof). This press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement, dated September 6, 2005, between National Penn Bancshares, Inc. and Nittany Financial Corporation.
10.1	Form of Letter Agreement between Nittany Financial Corporation’s directors, certain executive officers and five percent shareholders and National Penn Bancshares, Inc.
99.1	Press release, dated September 7, 2005, of National Penn Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	September 7, 2005	By:	/s/ Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement, dated September 6, 2005, between National Penn Bancshares, Inc. and Nittany Financial Corporation.
10.1	Form of Letter Agreement between Nittany Financial Corporation’s directors, certain executive officers and five percent shareholders and National Penn Bancshares, Inc.
99.1	Press release, dated September 7, 2005, of National Penn Bancshares, Inc.